Exhibit 10.45

SECOND AMENDMENT TO CREDIT AND GUARANTY AGREEMENT

SECOND AMENDMENT TO CREDIT AND GUARANTY AGREEMENT (this “Second Amendment”), dated as of December 27, 2013, among American Airlines, Inc., a Delaware corporation (the “Borrower”), American Airlines Group Inc. (f/k/a AMR Corporation), a Delaware corporation (the “Parent”), the Consenting Lenders (as defined below), the New Lenders (as defined below) and Deutsche Bank AG New York Branch, as administrative agent (in such capacity, the “Administrative Agent”) and, by Instrument of Assumption and Joinder, dated as of December 9, 2013, US Airways Group, Inc., a Delaware corporation, and US Airways, Inc., a Delaware corporation (each, a “New Subsidiary Loan Party”). Unless otherwise indicated, all capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to below (as amended by this Second Amendment).

W I T N E S S E T H:

WHEREAS, the Borrower, the Parent, the Lenders, the Administrative Agent and certain other parties thereto are parties to a Credit and Guaranty Agreement, dated as of June 27, 2013 (as amended by the First Amendment to Credit and Guaranty Agreement, dated as of August 5, 2012, the “Credit Agreement”);

WHEREAS, the Borrower has requested to amend certain terms of the Credit Agreement as hereinafter set forth; and

WHEREAS, with respect to the Lenders holding any Loans or participations in Letters of Credit existing or outstanding immediately prior to December 27, 2013 (the “Second Amendment Effective Date”) under the Credit Agreement (such Loans and participations, the “Existing Loans”) whose executed counterpart of this Second Amendment has not been received by the Administrative Agent on or prior to a deadline (the “Non-Consenting Lenders”; the Lenders that are not the Non-Consenting Lenders are hereinafter referred to as the “Consenting Lenders”) as announced by the Administrative Agent to the Lenders (which may, in the sole and absolute discretion of the Administrative Agent, be extended), which shall be at a time on or about December 13, 2013, 5 P.M., Eastern time (the “Consent Deadline”), the Borrower hereby requires, pursuant to, and subject to the limitations in,
Section 10.8(d) of the Credit Agreement, that each such Non-Consenting Lender assign and delegate all of its interests, rights and obligations under the Credit Agreement and each of the other Loan Documents, including, without limitation, such Non-Consenting Lender’s Existing Loans, to Eligible Assignees party hereto (the “New Lenders”) that have agreed to assume such interests, rights and obligations;

Second Amendment to Credit and Guaranty Agreement

NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION ONE—Credit Agreement Amendments. Subject to the satisfaction of the conditions set forth in Section Two hereof, from and after December 27, 2013 (the “Second Amendment Effective Date”):

(1) New Definitions. The following definitions are added to Section 1.01 of the Credit Agreement in the appropriate alphabetical order:

“Second Amendment” shall mean the Second Amendment to Credit Agreement, dated as of the Second Amendment Effective Date, among the Borrower, the Parent, US Airways Group, Inc., a Delaware corporation, and US Airways, Inc., a Delaware corporation, the Administrative Agent and the Lenders party thereto.

“Second Amendment Effective Date” shall mean December 27, 2013.

(2) Applicable Margin. The definition of “Applicable Margin” in Section 1.01 of the Credit Agreement is hereby amended by modifying the table set forth in such definition as follows:

(i) the term “3.75%” is replaced with the phrase “Prior to the Second Amendment Effective Date: 3.75%; From and after the Second Amendment Effective Date: 3.00%”;

(ii) the term “2.75%” is replaced with the phrase ““Prior to the Second Amendment Effective Date: 2.75%; From and after the Second Amendment Effective Date: 2.00%”;

(iii) the term “3.50%” is replaced with the phrase ““Prior to the Second Amendment Effective Date: 3.50%; From and after the Second Amendment Effective Date: 3.00%”; and

(iv) the term “2.50%” is replaced with the phrase ““Prior to the Second Amendment Effective Date: 2.50%; From and after the Second Amendment Effective Date: 2.00%”.

(3) LIBO Rate. The definition of LIBO Rate in Section 1.01 of the Credit Agreement is hereby amended by replacing the term 1.0% in both instances where such term is referenced with “(i) prior to the Second Amendment Effective Date, 1.00% and (ii) from and after the Second Amendment Effective Date 0.75%”.

Second Amendment to Credit and Guaranty Agreement

(4) New Soft Call Period. Section 2.13(d) is amended by replacing the words “prior to the sixth-month anniversary of the Closing Date” with the words “after the Second Amendment Effective Date and prior to the sixth-month anniversary of the Second Amendment Effective Date”.

SECTION TWO—Conditions to Effectiveness. This Second Amendment shall become effective on the date on or after December 27, 2013 (the “Second Amendment Effective Date”) when each of the following conditions specified below shall have been satisfied:

(1) the Administrative Agent shall have received a signed counterpart hereof (whether the same or different counterparts) from each of the Borrower, the Parent, each New Subsidiary Loan Party, the Consenting Lenders constituting the requisite Lenders under the Credit Agreement and shall have delivered (including by way of facsimile transmission) the same to Shearman & Sterling LLP, 599 Lexington Avenue, New York, NY 10022, attention: Barbara Zylberg (facsimile number: (646) 848 4954);

(2) a good standing certificate of the Secretary of State of Delaware, dated as of a recent date, for the Borrower, the Parent and each New Subsidiary Loan Party;

(3) the Administrative Agent shall have received a certificate of the Secretary or an Assistant Secretary (or similar officer), of such entity dated the date hereof and certifying as to the incumbency and specimen signature of each Responsible Officer of each of the Borrower, the Parent and each New Subsidiary Loan Party executing this Second Amendment or any other document delivered by it in connection herewith (such certificate to contain a certification by another Responsible Officer of that entity as to the incumbency and signature of the Responsible Officer signing the certificate referred to in this clause (3));

(4) the Borrower shall have paid to the Administrative Agent for the benefit of itself and the Consenting Lenders the then-unpaid balance of all accrued and unpaid fees due, owing and payable (including any fees agreed to in connection with this Second Amendment) and the reasonable attorneys’ fees of Shearman & Sterling LLP) for which invoices have been presented not later than December 23, 2013;

(5) the Administrative Agent shall have received an Officer’s Certificate certifying (A) as to the truth in all material respects of the representations and warranties set forth in the Credit Agreement and the other Loan Documents, (other than the representations and warranties set forth in Sections 3.05(b), 3.09(a) and 3.16 of the Credit Agreement) and made by it as though made on the date hereof, except to the extent that any such representation or warranty relates to a specified date, in which case as of such date (provided, that any representation or warranty that is qualified by materiality (it being understood that any representation or warranty that excludes circumstances that

Second Amendment to Credit and Guaranty Agreement

would not result in a “Material Adverse Change” or “Material Adverse Effect” shall not be considered (for purposes of this proviso) to be qualified by materiality) shall be true and correct in all respects as of the applicable date, before and after giving effect to the Second Amendment) and (B) as to the absence of any event occurring and continuing, or resulting from the Second Amendment on, the Second Amendment Effective Date, that constitutes a Default or an Event of Default; and

(6) the Administrative Agent and shall have received a favorable opinion of counsel to the Borrower and the Parent (which may be an employee of the Borrower, of the Parent or of any other Loan Party) as to enforceability against each of the Borrower and the Parent of the Credit Agreement (as amended by this Second Amendment) and of this Second Amendment, addressed to the Administrative Agent and each Consenting Lender.

SECTION THREE—No Default; Representations and Warranties. (a) In order to induce the Consenting Lenders and the Administrative Agent to enter into this this Second Amendment, the Borrower represents and warrants to each of the Consenting Lenders, the Administrative Agent and the Collateral Agent that on and as of the date hereof after giving effect to this Second Amendment, (i) no Default or Event of Default has occurred and is continuing or would result from giving effect to the Second Amendment and (ii) the representations and warranties contained in the Credit Agreement and the other Loan Documents, (other than the representations and warranties set forth in Sections 3.05(b), 3.09(a) and 3.16 of the Credit Agreement), are true and correct in all material respects on and as of the date hereof with the same effect as if made on and as of the date hereof except to the extent that such representations and warranties expressly relate to an earlier date and in such case as of such date; provided that any representation or warranty that is qualified by materiality (it being understood that any representation or warranty that excludes circumstances that would not result in a “Material Adverse Change” or “Material Adverse Effect” shall not be considered (for purposes of this proviso) to be qualified by materiality) are true and correct in all respects, as though made on and as of the applicable date, before and after giving effect to the Second Amendment

(b) The Borrower, the Parent and each New Subsidiary Loan Party hereby confirm that all of their obligations under the Credit Agreement are and shall continue to be, in full force and effect. The parties hereto confirm and agree that the term “Obligations” and “Guaranteed Obligations” as used in the Credit Agreement, shall include all obligations of the Borrower and each Guarantor as amended by this Second Amendment.

(c) Each Consenting Lender consents to the amendments set forth in Section One.

Second Amendment to Credit and Guaranty Agreement

SECTION FOUR—Reference to and Effect on the Credit Agreement. On and after the effectiveness of this Second Amendment, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Second Amendment. The Credit Agreement and each of the other Loan Documents, as specifically amended by this Second Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. This Second Amendment shall be deemed to be a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents. The execution, delivery and effectiveness of this Second Amendment shall not, except as expressly provided herein, operate as an amendment or waiver of any right, power or remedy of any Lender or any Agent under any of the Loan Documents, nor constitute an amendment or waiver of any provision of any of the Loan Documents.

SECTION FIVE—Execution in Counterparts. This Second Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. The execution and delivery of a counterpart to this Second Amendment by each Consenting Lender shall be irrevocable and shall be binding upon such Consenting Lender’s successors, transferees and assigns. This Second Amendment shall become effective as set forth in Section Two, and from and after the Second Amendment Effective Date shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Delivery of an executed counterpart of a signature page of this Second Amendment by facsimile or electronic .pdf copy shall be effective as delivery of a manually executed counterpart of this Second Amendment.

SECTION SIX—Governing Law. THIS SECOND AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS SECOND AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ITS PRINCIPLES OR RULES OF CONFLICT OF LAWS, TO THE EXTENT SUCH PRINCIPLES OR RULES ARE NOT MANDATORILY APPLICABLE BY STATUTE AND WOULD REQUIRE OR PERMIT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

SECTION SEVEN. The provisions set forth in Sections 10.04, 10.05(b)-(d), 10.09, 10.10, 10.11, 10.13, 10.15-10.17 (inclusive) of the Credit Agreement are hereby incorporated mutatis mutandis herein by reference thereto as fully and to the same extent as if set forth herein.

SECTION EIGHT—Replacement of Non-Consenting Lenders; Assignments of Certain Lenders. Subject to the satisfaction of the conditions set forth in Section Two and effective as of the Second Amendment Effective Date:

Second Amendment to Credit and Guaranty Agreement

(a) each Non-Consenting Lender shall, pursuant to Section 10.08(d) of the Credit Agreement, be replaced and all of its Existing Loans and other interests, rights and obligations under the Credit Agreement shall be transferred and assigned to a New Lender or New Lenders (as allocated by the Administrative Agent), in each case upon the execution and delivery by such New Lender or New Lenders of this Second Amendment and the receipt by such Non-Consenting Lender of an amount equal to all principal, interest, and fees outstanding as of such date, whether received directly from such New Lender or New Lenders or from the Administrative Agent making such payment on such New Lender’s or New Lenders’ behalf, such that immediately after giving effect to this Second Amendment on the Second Amendment Effective Date, the amounts of Loans and participations in Letters of Credit held by each New Lender with respect to such Non-Consenting Lender’s Loans and other interests, rights and obligations under the Credit Agreement are the amounts allocated thereto by the Administrative Agent; and

(b) the execution and delivery hereof by each New Lender shall also be deemed to be its execution and delivery of an Assignment and Acceptance in the form of Exhibit C to the Credit Agreement as an “Assignee” as defined therein and thereunder, agreeing in such capacity to all the terms therein applicable to it to the extent necessary to reflect the transfer and assignments described in immediately preceding clause (a).

[REMAINDER OF THIS PAGE IS LEFT BLANK INTENTIONALLY]

Second Amendment to Credit and Guaranty Agreement

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed and delivered as of the day and year Second above written.

AMERICAN AIRLINES, INC.

By:	/s/ Thomas T. Weir
	Name:	Thomas T. Weir
	Title:	Vice President and Treasurer

AMERICAN AIRLINES GROUP INC. (F/K/A AMR CORPORATION)

By:	/s/ Thomas T. Weir
	Name:	Thomas T. Weir
	Title:	Vice President and Treasurer

US AIRWAYS GROUP, INC.

By:	/s/ Thomas T. Weir
	Name:	Thomas T. Weir
	Title:	Vice President and Treasurer

US AIRWAYS, INC.

By:	/s/ Thomas T. Weir
	Name:	Thomas T. Weir
	Title:	Vice President and Treasurer

Second Amendment to Credit and Guaranty Agreement

DEUTSCHE BANK AG NEW YORK BRANCH,
as Administrative Agent

By:	/s/ Peter Cucchiara
	Name:	Peter Cucchiara
	Title:	Vice President

By:	/s/ Michael Winters
	Name:	Michael Winters
	Title:	Vice President

Second Amendment to Credit and Guaranty Agreement

CONSENTING LENDER’S

Signature Page to Second Amendment to Credit and Guaranty Agreement

The undersigned Consenting Lender hereby approves the foregoing Second Amendment to the Credit and Guaranty Agreement:

[Lender Signature Pages on File with the Administrative Agent]

By:
Name:
Title:

Term Loan Aggregate Principal Amount:

$

Revolving Commitment:

$

[Signature Page to Second Amendment to Credit and Guaranty Agreement]